                                  EXHIBIT 10.16

          ASSIGNMENT, ASSUMPTION AND AMENDMENT OF EMPLOYMENT AGREEMENT

                    BY AND AMONG HIENERGY TECHNOLOGIES, INC.,

                   HIENERGY MICRODEVICES, INC. AND MICHAL LEVY

     THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (the "Agreement") is entered into as of the 17th day of September, 2002, by and among HiEnergy
                           -----
Technologies, Inc. (the "Parent" or the "Company"), a Washington corporation, HiEnergy Microdevices, Inc. (the "Subsidiary"), a Delaware corporation, and Michal Levy ("Levy"), individually (together, the "parties").

                                    RECITALS

     WHEREAS, a letter employment agreement (the "Subsidiary Employment Agreement") was entered into by and between the Subsidiary and Levy on February 28, 2002; and

     WHEREAS, a letter employment agreement (the "Parent Employment Agreement") was entered into by and between the Parent and Levy on May 28, 2002; and

     WHEREAS, the Subsidiary Employment Agreement contains a provision granting Levy 1,000 shares of the Subsidiary's Class A common stock (the "Shares") and an option to purchase 4,000 shares of the Subsidiary's Class A common stock (the "Option"), which grant was approved by resolution of the Board of Subsidiary at a meeting held on March 11, 2002; and

     WHEREAS, the Option was converted into 4,000 shares of Class A common stock subject to payment of a promissory note in the amount of $3.50 per share or $14,000; and

     WHEREAS, the Subsidiary desires to assign to the Parent and the Parent desires to assume from the Subsidiary the Subsidiary Employment Agreement, rescind the Parent Employment Agreement and amend the Subsidiary Employment Agreement;

NOW THEREFORE, in consideration of the promises and mutual covenants set forth in this Agreement, the parties hereby agree as follows:

1.     AMENDMENT  NO.  1  TO  EMPLOYMENT  AGREEMENT

a.     Definitions;  References.  All  capitalized  terms used in this Agreement
       ------------------------
not defined herein shall have the meanings given them in the Subsidiary Employment Agreement. References in this Agreement to the Subsidiary Employment Agreement shall mean the Subsidiary Employment Agreement as modified by this Agreement.

b.     Unwind  of  the  Parent  Employment Agreement. The Parent and Levy hereby
       -----------------------------------------
agree to rescind the Parent Employment Agreement and treat it as if it had never been executed. Levy agrees to release and forever discharge the Parent, its principals, partners, agents and employees from all claims, costs and expenses incurred by Levy arising from or related to the actions and conduct of the Parent and/or its officers, directors, employees, or agents in connection with the execution and subsequent rescission of the Parent Employment Agreement.

c.     Effect  of  Amendments  to  the  Subsidiary  Employment  Agreement.  This
       ------------------------------------------------------------------
Agreement modifies the Subsidiary Employment Agreement. The Subsidiary Employment Agreement, as amended by this Agreement, is in full force and effect, and the parties hereby ratify and affirm the same. In the event of any conflict between the provisions of the Employment Agreement and this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

d.     Amendment  of  Subsidiary Employment Agreement. The Subsidiary Employment
       ----------------------------------------------
Agreement  is  hereby  amended  as  follows:

(1) Instead of "the position of Vice President / Corporate Secretary for HiEnergy Microdevices, Inc.," the Subsidiary Employment Agreement shall read "the position of Vice President / Corporate Secretary of HiEnergy Technologies, Inc."

(2) Instead of "the position will be part-time, averaging 2.5 days per week," the Subsidiary Employment Agreement shall read "the position shall be full-time, averaging at least 40 hours per week."

(3)  All  language  pertaining  to  compensation  in  the  Subsidiary Employment
     Agreement  is  hereby  superseded  and  replaced  by  the  following:

     -    Gross  Salary:  $1,750.00  per  week;  and
     -    Car  Allowance:  $100  per  week;  and
     - Stock Option: a non-qualified stock option to purchase 89,410 shares of HiEnergy Technologies, Inc. common stock at $0.157 per share vesting immediately; and
     - Stock: up to 22,356 shares of HiEnergy Technologies, Inc. common stock to be issued to you at the rate of 5,589 shares per three-month period commencing on February 24, 2002 (to be paid at the end of each three-month period that you remain an employee of HiEnergy Technologies, Inc.).

(4) The second sentence in the last paragraph on the first page of the Subsidiary Employment Agreement is hereby superseded and replaced by the following: "The grant of the stock option to you is contingent upon approval of the grant by the Board of Directors."

     e.  Purpose  and  Effect.  The  purpose  of this Agreement is to assign the
         --------------------
Subsidiary Employment Agreement from the Subsidiary to the Parent and to amend the Subsidiary Employment Agreement as provided herein.

2.     CANCELLATION  OF  OPTION

     Levy hereby agrees to rescind the issuance of the Shares and the grant of the Option to her by the Subsidiary through the Subsidiary Employment Agreement. The Parties agree that the Shares and the Option are hereby cancelled. Upon execution of this Agreement, Levy no longer holds the Option to purchase shares of the Subsidiary's common stock pursuant to the Subsidiary Employment Agreement. Upon receipt of the Shares and any shares underlying the Option from Levy, along with executed blank stock powers, the Subsidiary will no longer have any securities outstanding in the name of Levy nor will it have any obligation to issue any of its securities to Levy.

3.     ASSIGNMENT  AND  ASSUMPTION

     The Subsidiary hereby assigns all of its right, title and interest in and to the Subsidiary Employment Agreement to the Parent. The Parent hereby accepts such assignment, assumes all obligations of the Subsidiary arising out of the Employment Agreement and agrees to indemnify and hold the Subsidiary harmless from any liabilities, claims or demands based upon or arising under the Subsidiary Employment Agreement. Levy hereby consents to the assignment and assumption of the Subsidiary Employment Agreement and agrees to release and forever discharge the Subsidiary, its principals, partners, agents and employees from all claims, costs and expenses incurred by Levy arising from or related to the actions and conduct of the Subsidiary and/or its officers, directors, employees or agents in connection with the assignment and assumption of the Subsidiary Employment Agreement.

4.     OTHER PROVISIONS

a.     Applicable Law and Forum.  This Agreement shall be construed and enforced
       ------------------------
     according to the laws of the State of California. All legal actions arising under this Agreement shall be instituted in, and each party consents to jurisdiction in the County of Orange, State of California.

b.     Notices.  Any  notice  or other communication required or permitted under
       -------
this Agreement shall be given in writing and delivered by hand or by registered or certified mail, postage prepaid and return receipt requested, to the following persons (or their successors pursuant to due notice):

     If to the Parent:          HiEnergy Technologies, Inc.
                                10 Mauchly Drive
                                Irvine, CA  92618
                                Attn: President

     If to the Subsidiary:      HiEnergy Microdevices, Inc.
                                10 Mauchly Drive
                                Irvine, CA  92618
                                Attn: President

     If to Levy:                Ms. Michal Levy
                                _______________________
                                ________________________

Such address may be changed from time to time by any party by providing written notice to the other parties in the manner set forth above.

c.     Waiver.  The  failure  of  the  parties  to enforce any provision of this
       ------
Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

d.     Entire  Agreement.  This  Agreement  constitutes  the  entire  agreement
       -----------------
between  the  parties.

e.     Amendments.  This  Agreement  may be modified or amended if the amendment
       ----------
is  made  in  writing  and  is  signed  by  all  parties.

f.     Severability.  If one or more provisions of this Agreement are held to be
       ------------
     invalid or unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were excluded and shall be enforceable in accordance with its terms.


IN WITNESS WHEREOF, and in acknowledgment that the parties hereto have read and understood each and every provision hereof, the parties have executed this Agreement on the date first set forth above.


HIENERGY MICRODEVICES, INC.                  HIENERGY TECHNOLOGIES, INC.



By:     /s/ Gregory F. Gilbert               By:     /s/ Barry Alter
     ------------------------------                ---------------------------
      Gregory F. Gilbert, President                Barry Alter, President and
CEO




     /s/ Michal Levy
--------------------------
Michal Levy, Individually